SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 3, 2001
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------





ITEM 5.  OTHER ITEMS

On December 3, 2001, General Motors Corporation (GM) issued a news release announcing November production results and other information listed below. The release is as follows:

         GM Sales up 13% -- Increase Due to Strong Retail Performance
         ------------------------------------------------------------
         -  GM November Retail Truck Sales up 42%
         -  GM Retail Car Sales up 7%
         -  GM SUVs on Industry Record  Pace
         -  Total Sales up Despite Steep Decline in Rental Fleet Sales

      GM Announces Increase in Q4 2001 Production and Impact on Q4 Earnings Guidance, Projects Q1 2002 Production increase, Outlines Extension of 2002
                        Holiday Shutdown at Select Plants

      DETROIT -- General Motors dealers sold 363,721 new cars and trucks in November in the United States, spurred on by GM's successful 'Keep America Rolling' program. Despite a steep decline in rental fleet sales, robust retail sales (up 26 percent) contributed to the 13 percent year-over-year increase.
       "November was another very good month for GM with exceptionally strong retail performance in both trucks and cars." said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Throughout the 'Keep America Rolling' program, we've seen an improving mix of vehicles sold, we've had higher than normal conquest sales and our November retail sales accounted for 90 percent of our deliveries."
      Lovejoy continued, "In addition, thanks to the strong merchandising efforts of our dealers on the retail front, our inventories are in excellent shape heading into 2002."

GM Truck Sales Highlights
-------------------------
      GM increased its industry truck leadership with 223,165 sales in November (up 37 percent), putting GM on pace to have its best truck sales year in history. For November, GM's industry-leading truck lineup was led once again by midsize utilities, full-size utilities and full-size pickups, which all maintained their strong sales pace. Sport utility vehicle (SUV) sales for the month (93,486) were exceptional giving GM an all-time industry calendar year record. GM's full-size utilities (46,757 units - up 36 percent over last year) dominated the industry once again in November led by the Chevrolet Tahoe and Suburban, GMC Yukon, Yukon XL as well as the all-new Cadillac Escalade.
      GM's all-new midsize SUVs, the Chevrolet TrailBlazer, GMC Envoy, Oldsmobile Bravada and Buick Rendezvous continued their sales momentum, contributing to GM leading the industry in midsize utility sales for the second consecutive month. GM also expanded the gap in its leadership in full-size pickups in November (86,929 units sold - up 41 percent over last year) and is on pace for its best full-size pickup sales year since 1978.

GM Car Sales Highlights
-----------------------
      In November, GM retail deliveries were up seven percent. Solid sellers, Chevrolet Impala, Malibu and Cavalier, as well as the Pontiac Grand Am remained in the top-10 best selling cars CYTD.
      Furthermore, GM is expecting to build momentum in the luxury and entry level markets with all-new vehicles, Cadillac CTS and Escalade EXT, Saturn Vue and Pontiac Vibe coming to market within the next few months.

-------------------------------------------------------------------------------
November Sales Records                     CYTD Records
----------------------                     ------------
Chevrolet Impala                           Chevrolet Impala
GM Trucks                                  Saturn L-Series
Chevrolet Trucks                           GM Trucks
GM Pickups                                 Chevrolet Trucks
GMC Pickups                                GM Pickups
GM Full-Size Pickups                       GM Utilities
GMC Sierra                                 Chevrolet Utilities
GM Utilities                               GMC Utilities
Chevrolet Tracker                          Chevrolet Tracker
GM Midsize Utilities                       GM Midsize Utilities
GM Full-Size Utilities                     GM Full-Size Utilities
Chevrolet Suburban                         Chevrolet Suburban
Chevrolet Tahoe                            Chevrolet Tahoe
GMC Yukon and Yukon XL                     GMC Yukon and Yukon XL
Cadillac Escalade                          Cadillac Escalade

-------------------------------------------------------------------------------

      GM reported another strong sales month of approximately 23,500 total used certified vehicles, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand achieved record numbers for the sixth consecutive month with 19,722 sales.

Production, Earnings Guidance
-----------------------------
- GM Announces Increase in Q4 2001 Production & Favorable Impact on Q4 Earnings Guidance
-  Projects Q1 2002 Production Up 7 Percent over Q1 2001
-  Outlines Extension of 2002 Holiday Shutdown at Select Plants

      Bolstered by robust retail demand and continued strong production by its manufacturing operations, GM announced that the fourth-quarter 2001 forecast has been increased by 15,000 units, to 1.285 million vehicles (570,000 cars and 715,000 trucks) from its most recent estimate of 1.270 million vehicles (563,000 cars and 707,000 trucks), although still down nearly 6 percent from last year's final quarter. In November, GM produced 446,000 vehicles (195,000 cars and 251,000 trucks) in North America, down from 460,000 vehicles (230,000 cars and 230,000 trucks) produced in November 2000. (Production totals include joint venture production of 9,500 vehicles in November 2001 and 13,000 vehicles in November 2000.)
      The additional 15,000 units of production is expected to have a favorable effect on the company's prior earnings guidance of $0.50 per share for the fourth quarter.
      Additionally, GM announced that the first-quarter 2002 production forecast is 1.3 million vehicles (581,000 cars and 719,000 trucks), a 7 percent increase from the 1.214 million vehicles (581,000 cars and 633,000 trucks) in the first quarter of 2001, when production was curtailed due to high inventories and moderating demand. Although U.S. demand is expected to moderate early in 2002 from the current strong pace supported by GM's "Keep America Rolling" and competitor programs, GM's dealer inventories are expected to be below one million by year-end, down about 300,000 from year-ago levels.
      In order to manage production levels on a cost efficient basis, GM has decided to extend the regular Christmas/New Year's shutdown by eight days at several assembly plants in North America.
      The extended shutdown - running the weeks of Dec. 31 and Jan. 7 - will affect plants in Shreveport, La.; Lansing (Craft Center) and Orion Township, Mich.; Linden, N.J.; Baltimore, Md.; Doraville, Ga.; Wentzville, Mo.; Wilmington, Del.; Janesville (3), Wis., and Ste. Therese, Quebec.
Additionally, Janesville (2) medium-duty will be down the week of December 31 and the Oshawa (2), Ontario, assembly plant will be shut down the weeks of Jan. 14 and 21.
      GM also announced the following production estimates for its international regions:

      - GM Europe -- The fourth-quarter production estimate is 444,000 vehicles, an increase of 5,000 vehicles over the previous estimate. The first-quarter 2002 production estimate is 498,000 vehicles.

      - GM Asia Pacific -- The fourth-quarter production estimate is 72,000 vehicles, a decrease of 5,000 vehicles over the previous estimate. The first-quarter 2002 production estimate is 67,000 vehicles.

      - GM Latin America, Africa and the Middle East -- The fourth-quarter production estimate is 121,000 vehicles, a decrease of 1,000 vehicles over the previous estimate. The first-quarter 2002 production estimate is 118,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                    # # #



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                               November                 January - November
                      --------------------------  -----------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   25        2001      2000    per S/D     2001        2000     % Chg
-------------------------------------------------------------------------------
Vehicle Total         363,721   320,992    13.3   4,541,846   4,615,191    -1.6
-------------------------------------------------------------------------------
Car Total             140,556   157,778   -10.9   2,141,812   2,370,126    -9.6
-------------------------------------------------------------------------------
Truck Total           223,165   163,214    36.7   2,400,034   2,245,065     6.9
-------------------------------------------------------------------------------
Light Truck Total     219,863   161,255    36.3   2,362,101   2,209,713     6.9
-------------------------------------------------------------------------------
Light Vehicle Total   360,419   319,033    13.0   4,503,913   4,579,839    -1.7
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Market Division
   Vehicle Total                                      Calendar Year-to-Date
                               November                 January - November
                      ---------------------------------------------------------
                                          % Chg
                       2001      2000    per S/D     2001        2000     % Chg
-------------------------------------------------------------------------------
Buick                  31,512    23,436    34.5     378,092     379,307    -0.3
Cadillac               14,642    11,815    23.9     159,770     173,873    -8.1
Chevrolet             205,231   177,433    15.7   2,476,630   2,432,936     1.8
GMC                    47,997    36,147    32.8     505,711     490,922     3.0
Hummer                     59        63    -6.3         697         836   -16.6
Oldsmobile             13,128    15,752   -16.7     221,131     265,878   -16.8
Other - Isuzu           1,065         0   ***.*      14,023           0   ***.*
Pontiac                30,415    34,968   -13.0     503,723     582,208   -13.5
Saab                    2,602     3,131   -16.9      34,836      35,726    -2.5
Saturn                 17,070    18,247    -6.5     247,233     253,505    -2.5
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                   137,693   153,891   -10.5   2,097,313   2,319,236    -9.6
-------------------------------------------------------------------------------
Light Truck           219,863   161,255    36.3   2,362,101   2,209,713     6.9
-------------------------------------------------------------------------------

Twenty-five selling days for the November period this year and twenty-five for last year.

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.



                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2001
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)   November                 January - November
                       --------------------------------------------------------
                                          %Chg
                       2001      2000    per S/D     2001        2000      %Chg
                       --------------------------------------------------------
    Selling Days (S/D)  25        25
-------------------------------------------------------------------------------
Century                 9,352     6,363    47.0     132,513     135,699    -2.3
LeSabre                11,052     9,878    11.9     137,906     137,264     0.5
Park Avenue             2,923     3,664   -20.2      33,458      44,168   -24.2
Regal                   2,716     3,517   -22.8      47,306      62,120   -23.8
Riviera                    11        14   -21.4          17          56   -69.6
   Buick Total         26,054    23,436    11.2     351,200     379,307    -7.4
-------------------------------------------------------------------------------
Catera                    261       756   -65.5       9,663      15,164   -36.3
DeVille                 7,522     6,113    23.0      88,752      98,853   -10.2
Eldorado                  695     1,474   -52.8       9,515      11,649   -18.3
Seville                 2,182     2,288    -4.6      23,432      26,588   -11.9
   Cadillac Total      10,660    10,631     0.3     131,362     152,254   -13.7
-------------------------------------------------------------------------------
Camaro                  2,400     2,748   -12.7      32,929      39,361   -16.3
Cavalier               14,128    18,298   -22.8     218,950     222,510    -1.6
Corvette                2,910     2,376    22.5      32,007      28,874    10.9
Impala                 15,051    12,556    19.9     193,311     161,676    19.6
Lumina                     29     5,575   -99.5      17,647      42,236   -58.2
Malibu                  8,365     9,439   -11.4     167,537     195,407   -14.3
Metro                      35     2,716   -98.7       6,513      31,832   -79.5
Monte Carlo             4,778     4,289    11.4      68,617      62,465     9.8
Prizm                   1,904     3,199   -40.5      43,559      47,948    -9.2
   Chevrolet Total     49,600    61,196   -18.9     781,070     832,309    -6.2
-------------------------------------------------------------------------------
Alero                   5,154     5,520    -6.6     102,823     114,523   -10.2
Aurora                  1,467     1,987   -26.2      23,920      24,516    -2.4
Cutlass                    34        52   -34.6          53       1,237   -95.7
Eighty Eight               12        29   -58.6          16         477   -96.6
Intrigue                2,017     3,674   -45.1      37,972      59,822   -36.5
   Oldsmobile Total     8,684    11,262   -22.9     164,784     200,575   -17.8
-------------------------------------------------------------------------------
Bonneville              3,087     2,813     9.7      46,087      62,383   -26.1
Firebird                1,772     1,975   -10.3      23,939      29,209   -18.0
Grand Am                8,464    11,028   -23.2     172,746     205,698   -16.0
Grand Prix              9,078     8,015    13.3     120,371     141,103   -14.7
Sunfire                 3,485     6,044   -42.3      68,184      78,057   -12.6
   Pontiac Total       25,886    29,875   -13.4     431,327     516,450   -16.5
-------------------------------------------------------------------------------
900                         0         0   ***.*           0          58   ***.*
9000                        0         0   ***.*           0          18   ***.*
9-3                       895     1,241   -27.9      17,455      17,620    -0.9
9-5                     1,707     1,890    -9.7      17,381      18,030    -3.6
   Saab Total           2,602     3,131   -16.9      34,836      35,726    -2.5
-------------------------------------------------------------------------------
Saturn EV1                  0         0   ***.*           0         411   ***.*
Saturn L Series         6,217     6,576    -5.5      92,849      87,191     6.5
Saturn S Series        10,853    11,671    -7.0     154,384     165,903    -6.9
   Saturn Total        17,070    18,247    -6.5     247,233     253,505    -2.5
-------------------------------------------------------------------------------
   GM Total           140,556   157,778   -10.9   2,141,812   2,370,126    -9.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    137,693   153,891   -10.5   2,097,313   2,319,236    -9.6
-------------------------------------------------------------------------------
GM Import               2,863     3,887   -26.3      44,499      50,890   -12.6
-------------------------------------------------------------------------------
   GM Total           140,556   157,778   -10.9   2,141,812   2,370,126    -9.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2001
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)   November                 January - November
                       --------------------------------------------------------
                                          %Chg
                       2001      2000    per S/D     2001        2000      %Chg
                       --------------------------------------------------------
    Selling Days (S/D)  25        25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            26,054    23,436    11.2     351,200     379,307    -7.4
Cadillac Total         10,399     9,875     5.3     121,699     137,090   -11.2
Chevrolet Total        49,600    61,196   -18.9     781,070     832,309    -6.2
Oldsmobile Total        8,684    11,262   -22.9     164,784     200,575   -17.8
Pontiac Total          25,886    29,875   -13.4     431,327     516,450   -16.5
Saturn Total           17,070    18,247    -6.5     247,233     253,505    -2.5
   GM North America
    Total*            137,693   153,891   -10.5   2,097,313   2,319,236    -9.6
-------------------------------------------------------------------------------
Cadillac Total            261       756   -65.5       9,663      15,164   -36.3
Saab Total              2,602     3,131   -16.9      34,836      35,726    -2.5
   GM Import Total      2,863     3,887   -26.3      44,499      50,890   -12.6
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            31,512    23,436    34.5     378,092     379,307    -0.3
Cadillac Total         14,642    11,815    23.9     159,770     173,873    -8.1
Chevrolet Total       205,231   177,433    15.7   2,476,630   2,432,936     1.8
GMC Total              47,997    36,147    32.8     505,711     490,922     3.0
Hummer Total               59        63    -6.3         697         836   -16.6
Oldsmobile Total       13,128    15,752   -16.7     221,131     265,878   -16.8
Other-Isuzu Total       1,065         0   ***.*      10,536           0   ***.*
Pontiac Total          30,415    34,968   -13.0     503,723     582,208   -13.5
Saab Total              2,602     3,131   -16.9      34,836      35,726    -2.5
Saturn Total           17,070    18,247    -6.5     247,233     253,505    -2.5
   GM Total           363,721   320,992    13.3   4,538,359   4,615,191    -1.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2001
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)   November                 January - November
                       --------------------------------------------------------
                                          %Chg
                       2001      2000    per S/D     2001        2000      %Chg
                       --------------------------------------------------------
    Selling Days (S/D)  25        25
-------------------------------------------------------------------------------
Rendezvous              5,458         0   ***.*      26,892           0   ***.*
   Total Buick          5,458         0   ***.*      26,892           0   ***.*
-------------------------------------------------------------------------------
Escalade                3,909     1,184   230.2      28,335      21,619    31.1
Escalade EXT               73         0   ***.*          73           0   ***.*
   Total Cadillac       3,982     1,184   236.3      28,408      21,619    31.4
-------------------------------------------------------------------------------
Astro                   3,767     4,981   -24.4      55,190      88,011   -37.3
C/K Suburban(Chevy)    13,211    10,380    27.3     140,557     121,293    15.9
Chevy C/T Series          579       455    27.3       6,009       7,604   -21.0
Chevy P Models & Mtr Hms  153       179   -14.5         226         746   -69.7
Chevy W Series            188       176     6.8       1,838       2,177   -15.6
Express Cutaway/G Cut   1,508     1,432     5.3      15,371      19,338   -20.5
Express Panel/G Van     5,878     5,084    15.6      61,694      72,787   -15.2
Express/G Sportvan        790       732     7.9      13,636      13,586     0.4
S/T Blazer              7,714    12,660   -39.1     141,522     214,495   -34.0
S/T Pickup              9,928    10,762    -7.7     150,139     201,745   -25.6
Tahoe                  16,467    13,760    19.7     184,447     134,715    36.9
Tracker                 3,337     3,132     6.5      48,745      44,466     9.6
TrailBlazer            18,108         0   ***.*      98,326           0   ***.*
Venture                 6,043     4,681    29.1      82,688      91,905   -10.0
 ...............................................................................
   Avalanche            8,661         0   ***.*      44,649           0   ***.*
   Silverado-C/K
     Pickup            59,299    47,823    24.0     650,523     587,759    10.7
Chevrolet Fullsize
Pickups                67,960    47,823    42.1     695,172     587,759    18.3
 ...............................................................................
   Chevrolet Total    155,631   116,237    33.9   1,695,560   1,600,627     5.9
-------------------------------------------------------------------------------
C/K Suburban(GMC)          57        23   147.8          94       4,761   -98.0
Envoy                   7,908         0   ***.*      43,760           0   ***.*
GMC C/T Series            945       838    12.8      11,857      20,310   -41.6
GMC W Series              352       295    19.3       3,944       4,067    -3.0
P Models & Mtr Hms(GMC)    20        16    25.0          36         448   -92.0
S/T Jimmy                 603     5,023   -88.0      30,487      75,032   -59.4
Safari (GMC)            1,163     2,098   -44.6      17,481      30,294   -42.3
Savana Panel/G Classic  1,646     1,563     5.3      22,468      27,714   -18.9
Savana Special/G Cut      400       503   -20.5       9,602       8,743     9.8
Savana/Rally              178       300   -40.7       2,325       3,544   -34.4
Sierra                 18,896    13,882    36.1     191,225     173,847    10.0
Sonoma                  2,775     2,629     5.6      38,585      48,645   -20.7
Yukon                   6,379     5,008    27.4      70,194      50,922    37.8
Yukon XL                6,675     3,969    68.2      63,653      42,595    49.4
   GMC Total           47,997    36,147    32.8     505,711     490,922     3.0
-------------------------------------------------------------------------------
Hummer H1                  59        63    -6.3         697         836   -16.6
   Hummer Total            59        63    -6.3         697         836   -16.6
-------------------------------------------------------------------------------
Bravada                 2,256     1,771    27.4      22,146      27,844   -20.5
Silhouette              2,188     2,719   -19.5      34,201      37,459    -8.7
  Oldsmobile Total      4,444     4,490    -1.0      56,347      65,303   -13.7
-------------------------------------------------------------------------------
Other-Isuzu F Series      153         0   ***.*       1,589           0   ***.*
Other-Isuzu N Series      912         0   ***.*       8,947           0   ***.*
 Other-Isuzu Total      1,065         0   ***.*      10,536           0   ***.*
-------------------------------------------------------------------------------
Aztek                   1,345     2,277   -40.9      26,093       8,958   191.3
Montana                 3,184     2,785    14.3      46,303      56,729   -18.4
Trans Sport                 0        31   ***.*           0          71   ***.*
   Pontiac Total        4,529     5,093   -11.1      72,396      65,758    10.1
-------------------------------------------------------------------------------
   GM Total           223,165   163,214    36.7   2,396,547   2,245,065     6.7
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    222,030   162,906    36.3   2,385,044   2,240,858     6.4
-------------------------------------------------------------------------------
GM Import               1,135       308   268.5      11,503       4,207   173.4
-------------------------------------------------------------------------------
     GM Total         223,165   163,214    36.7   2,396,547   2,245,065     6.7
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    219,863   161,255    36.3   2,362,101   2,209,713     6.9
-------------------------------------------------------------------------------
GM Import                   0         0   ***.*           0           0   ***.*
-------------------------------------------------------------------------------
     GM Total         219,863   161,255    36.3   2,362,101   2,209,713     6.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2001
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)   November                 January - November
                       --------------------------------------------------------
                                          %Chg
                       2001      2000    per S/D     2001        2000      %Chg
                       --------------------------------------------------------
    Selling Days (S/D)  25        25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,458         0   ***.*      26,892           0   ***.*
Cadillac Total          3,982     1,184   236.3      28,408      21,619    31.4
Chevrolet Total       155,502   116,096    33.9   1,694,276   1,599,040     6.0
GMC Total              47,801    35,980    32.9     503,386     488,302     3.1
Hummer Total               59        63    -6.3         697         836   -16.6
Oldsmobile Total        4,444     4,490    -1.0      56,347      65,303   -13.7
Other-Isuzu Total         255         0   ***.*       2,642           0   ***.*
Pontiac Total           4,529     5,093   -11.1      72,396      65,758    10.1
    GM North America
      Total*          222,030   162,906    36.3   2,385,044   2,240,858     6.4
-------------------------------------------------------------------------------
Chevrolet Total           129       141    -8.5       1,284       1,587   -19.1
GMC Total                 196       167    17.4       2,325       2,620   -11.3
Other-Isuzu Total         810         0   ***.*       7,894           0   ***.*
    GM Import Total     1,135       308   268.5      11,503       4,207   173.4
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,458         0   ***.*      26,892           0   ***.*
Cadillac Total          3,982     1,184   236.3      28,408      21,619    31.4
Chevrolet Total       154,711   115,427    34.0   1,687,487   1,590,100     6.1
GMC Total              46,680    34,998    33.4     489,874     466,097     5.1
Hummer Total               59        63    -6.3         697         836   -16.6
Oldsmobile Total        4,444     4,490    -1.0      56,347      65,303   -13.7
Pontiac Total           4,529     5,093   -11.1      72,396      65,758    10.1
    GM North America
      Total*          219,863   161,255    36.3   2,362,101   2,209,713     6.9
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,458         0   ***.*      26,892           0   ***.*
Cadillac Total          3,982     1,184   236.3      28,408      21,619    31.4
Chevrolet Total       154,711   115,427    34.0   1,687,487   1,590,100     6.1
GMC Total              46,680    34,998    33.4     489,874     466,097     5.1
Hummer Total               59        63    -6.3         697         836   -16.6
Oldsmobile Total        4,444     4,490    -1.0      56,347      65,303   -13.7
Pontiac Total           4,529     5,093   -11.1      72,396      65,758    10.1
    GM Total          219,863   161,255    36.3   2,362,101   2,209,713     6.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico




                         GM Production Schedule - 12/01
               ----------------------------------------------------------------
                       GMNA
               -------------------                        Total    Memo:
Units 000s      Car*  Truck* Total  GME** GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  ----- ------  ----  ---------  -----  ----
2001 Q4 #        570    715  1,285    444   121     72    1,922       9     16
O/(U) prior
forecast:@         7      8     15      5    (1)    (5)      14       0      0
-------------------------------------------------------------------------------
                        GMNA
               -------------------                        Total       Memo:
Units 000s      Car   Truck  Total   GME  GMLAAM  GMAP  Worldwide  NUMMI  CAMI
               -----  -----  -----  ----- ------  ----  ---------  -----  ----
   1998
1st Qtr.         673    702  1,375    424   146     36    1,981      16     10
2nd Qtr.         615    557  1,172    479   153     39    1,843       7     14
3rd Qtr.         592    410  1,002    440   137     37    1,616      11      3
4th Qtr.         819    691  1,510    522    89     36    2,157      12     18
               -----  -----  -----  -----   ---    ---   ------     ---     --
    CY         2,699  2,360  5,059  1,864   525    148    7,596      46     45

   1999
1st Qtr.         781    725  1,506    524    93     38    2,161      12     23
2nd Qtr.         760    795  1,555    533   110     25    2,223      12     23
3rd Qtr.         660    699  1,359    427   112     47    1,945      13     17
4th Qtr.         759    694  1,453    530    97     47    2,127      12     26
               -----  -----  -----  -----   ---    ---   ------     ---     --
    CY         2,960  2,913  5,873  2,014   412    157    8,456      49     89

   2000
1st Qtr.         746    775  1,521    572   118     40    2,251      13     24
2nd Qtr.         787    781  1,568    534   140     45    2,287      13     23
3rd Qtr.         689    630  1,319    374   151     53    1,897      12     22
4th Qtr.         670    694  1,364    513   135     47    2,059      12     23
               -----  -----  -----  -----   ---    ---    -----     ---     --
    CY         2,892  2,880  5,772  1,993   544    185    8,494      50     92

   2001
1st Qtr.         581    633  1,214    538   138     51    1,941      13     14
2nd Qtr.         638    726  1,364    491   165     64    2,084      13     16
3rd Qtr.         573    664  1,237    373   146     75    1,831      11     15
4th Qtr. #       570    715  1,285    444   121     72    1,922       9     16
               -----  -----  -----  -----   ---    ---    -----     ---     --
    CY         2,362  2,738  5,100  1,846   570    262    7,778      46     61

   2002
1st Qtr. #       581    719  1,300    498   118     67    1,983      12     11
               -----  -----  -----  -----   ---    ---    -----     ---     --

      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      December 3, 2001
      ----------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)